EXECUTION VERSION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
REAFFIRMATION AGREEMENT, dated as of February 25, 2015 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings LLC, Pactiv LLC, Evergreen Packaging Inc., Reynolds Consumer Products LLC, and Beverage Packaging Holdings (Luxembourg) III S.à r.l. (collectively, with SIG Euro Holding AG & Co. KGaA and Closure Systems International B.V., the “Borrowers”), (c) Reynolds Group Issuer (Luxembourg) S.A. (“Lux Issuer”), Reynolds Group Issuer LLC (“LLC Issuer”) and Reynolds Group Issuer Inc. (“Inc. Issuer”) (collectively, the “Issuers”), (d) the Grantors listed on Schedule A hereto (the “Security Reaffirming Parties”) and the Grantors listed on Schedule C hereto (together with the Security Reaffirming Parties, the “Reaffirming Parties”), (e) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee under the September 2012 Senior Secured Notes Indenture (as defined below) (in such capacity, the “September 2012 Trustee”), (g) The Bank of New York Mellon, as trustee under the August 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “August 2011 Trustee”), (h) The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “February 2011 Trustee”), (i) The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “October 2010 Trustee”), and (j) The Bank of New York Mellon as collateral agent (the “Collateral Agent”) and Wilmington Trust (London) Limited as a collateral agent (the “Additional Collateral Agent”) (together, the Collateral Agent and the Additional Collateral Agent are referred to as the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
A.The Administrative Agent, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement, the Credit Agreement (as defined below) or Amendment No. 9 (as defined below), as applicable.
B.    Pursuant to the Loan Modification Agreement and Amendment No. 9 dated as of the date hereof (“Amendment No. 9”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Credit Agreement is being amended to, among other things, (i) provide that the Borrowers shall not be required to use the net cash proceeds of the Disclosed Asset Sales to prepay the Term Loans of Accepting Term Lenders (or, if the Accepting Term Lenders, together with the Revolving Credit Lenders party to Amendment No. 9 constitute the Required Lenders, the Term Loans of all Term Lenders) in certain circumstances, so long as such net cash proceeds are used (x) if the consent of the Required Lenders is not so obtained, to prepay the Term Loans of Declining Term Lenders and (y) to redeem, repurchase or otherwise retire Senior Secured Notes, Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes, (ii) increase the Applicable Margins with respect to which the amendments described in clause (i) above are applicable and (iii) provide that extensions of credit denominated in Dollars may be made under the European Revolving Credit Commitments.
C.    The Issuers (as successors to the Escrow Issuers (as defined in the October 2010 Senior Secured Notes Indenture)), the Collateral Agents, the October 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (as amended or supplemented prior to the date hereof, the “October 2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On November 16, 2010, in connection with such issuance, the October 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
D.    The Issuers, the Collateral Agents, the February 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (as amended or supplemented prior to the date hereof, the “February 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On February 1, 2011, in connection with such issuance, the February 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
E.    The Issuers (as successors to the Escrow Issuers (as defined in the August 2011 Senior Secured Notes Indenture)), the Collateral Agents, the August 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of August 9, 2011 (as amended or supplemented prior to the date hereof, the “August 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 8, 2011, in connection with such issuance, the August 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
F.    The Issuers, the Collateral Agents, the September 2012 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of September 28, 2012 (the “September 2012 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 28, 2012, in connection with such issuance, the September 2012 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
G.    Certain of the Security Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).
H.    Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the consummation of the transactions contemplated by Amendment No. 9.
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

Reaffirmation
SECTION 1.01.    Reaffirmation. (a) Each Security Reaffirming Party (i) agrees that, notwithstanding the effectiveness of Amendment No. 9 or the consummation of the transactions contemplated thereby, each of the Security Documents (as each may have been amended, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to any additional Bank Obligations arising as a result of Amendment No. 9, which shall, as of the date hereof, be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.
(b)    Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 9 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 9, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including any additional Bank Obligations arising as a result of Amendment No. 9.
(c)    Each of the Security Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, all additional Bank Obligations arising as a result of Amendment No. 9 constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B.
(d)    Each of the Security Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Security Reaffirming Party created under the First Lien Intercreditor Agreement or under any Guarantor Joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the effectiveness of Amendment No. 9 and the consummation of the transactions contemplated thereby.
ARTICLE II

Representations and Warranties
SECTION 2.01.    Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
SECTION 2.02.    Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
SECTION 2.03.    Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.
SECTION 2.04.    Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule D (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.
ARTICLE III

Miscellaneous
SECTION 3.01.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.
Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0)20 7397 3601
Attention: Elaine Lockhart and Paul Barton
SECTION 3.02.    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
SECTION 3.03.    Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee and the October 2010 Trustee, shall have been received by each of the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee and the October 2010 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
SECTION 3.04.    No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
SECTION 3.05.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 3.06.    Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
SECTION 3.07.    No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.
SECTION 3.08.    Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
and witnessed by /s/ Jeffrey Tate Name: Jeffrey Tate Address: 919 3rd Ave, New York, NY Occupation: Attorney

REYNOLDS GROUP HOLDINGS INC.
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.603

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.602 and with a share capital of EUR 55,012,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

United States

BAKERS CHOICE PRODUCTS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

BEVERAGE PACKAGING HOLDINGS II ISSUER INC.

By
/s/ Allen Philip Hugli
Name: Allen Philip Hugli
Title: Vice President and Treasurer

BLUE RIDGE HOLDING CORP.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

United States

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

BLUE RIDGE PAPER PRODUCTS INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS LLC
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

United States

CLOSURE SYSTEMS INTERNATIONAL INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

United States

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CSI MEXICO LLC
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CSI SALES & TECHNICAL SERVICES INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

EVERGREEN PACKAGING INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

United States

GPACSUB LLC
By
/s/ Joseph B. Hanks
Name: Joseph B. Hanks
Title: Vice President and Secretary

GPC HOLDINGS LLC
By
/s/ Joseph B. Hanks
Name: Joseph B. Hanks
Title: Vice President and Secretary

United States

GPC OPCO GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GPC SUB GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING ACQUISITION CORP.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING COMPANY INC.
By
/s/ Joseph B. Hanks
Name: Joseph B. Hanks
Title: Vice President and Secretary

United States

GRAHAM PACKAGING COMPANY, L.P.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING GP ACQUISITION LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING HOLDINGS COMPANY
BY: BCP/GRAHAM HOLDINGS L.L.C., its General Partner By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING LC, L.P.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

United States

GRAHAM PACKAGING LP ACQUISITION LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PX COMPANY
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

United States

GRAHAM PACKAGING PX HOLDING CORPORATION
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PX, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM RECYCLING COMPANY, L.P.
By: GPC SUB GP LLC, its General Partner

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

United States

PACTIV INTERNATIONAL HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

PACTIV LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV MANAGEMENT COMPANY LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

PACTIV PACKAGING INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

United States

PCA WEST INC.
By
/s/ Allen Phillip Hugli
Name: Allen Phillip Hugli
Title: Vice President

United States

RENPAC HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By
/s/ Allen Phillip Hugli
Name: Allen Phillip Hugli
Title: Vice President and Treasurer

REYNOLDS GROUP ISSUER LLC
By
/s/ Allen Phillip Hugli
Name: Allen Phillip Hugli
Title: Vice President and Treasurer

REYNOLDS MANUFACTURING, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

United States

REYNOLDS PRESTO PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

SIG COMBIBLOC INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

SIG HOLDING USA, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

United States

SOUTHERN PLASTICS, INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

TRANS WESTERN POLYMERS, INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by
/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by
/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent, by
/s/ Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President

THE BANK OF NEW YORK MELLON, in its capacity as September 2012 Trustee, August 2011 Trustee, February 2011 Trustee, and October 2010 Trustee,
By:
/s/ Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Additional Collateral Agent, by
/s/ Paul Barton
Name: Paul Barton
Title: Director

List of the Security Reaffirming Parties

JURISDICTION	ENTITY
LUXEMBOURG
1.    Beverage Packaging Holdings (Luxembourg) I S.A.
2.    Beverage Packaging Holdings (Luxembourg) II S.A.
3.    Beverage Packaging Holdings (Luxembourg) III S.à r.l.
4.    Beverage Packaging Holdings (Luxembourg) IV S.à r.l.
5.    Beverage Packaging Holdings (Luxembourg) V S.A.
6.    Beverage Packaging Holdings (Luxembourg) VI S.à r.l.
7.    Reynolds Group Issuer (Luxembourg) S.A.
8.    Evergreen Packaging (Luxembourg) S.à r.l.

NEW ZEALAND	9. Reynolds Group Holdings Limited
UNITED STATES
10.    Bakers Choice Products, Inc.
11.    BCP/Graham Holdings L.L.C.
12.    Beverage Packaging Holdings II Issuer Inc.
13.    Blue Ridge Holding Corp.
14.    Blue Ridge Paper Products Inc.
15.    BRPP, LLC
16.    Closure Systems International Americas, Inc.
17.    Closure Systems International Holdings LLC
18.    Closure Systems International Packaging Machinery, Inc.
19.    Closure Systems International, Inc.
20.    Closure Systems Mexico Holdings LLC
21.    CSI Mexico LLC
22.    CSI Sales & Technical Services Inc.
23.    Evergreen Packaging Inc.
24.    GPACSUB LLC
25.    GPC Holdings LLC
26.    GPC Opco GP LLC
27.    GPC Sub GP LLC
28.    Graham Packaging Acquisition Corp.
29.    Graham Packaging Company Inc.
30.    Graham Packaging Company, L.P.
31.    Graham Packaging GP Acquisition LLC
32.    Graham Packaging Holdings Company
33.    Graham Packaging LC, L.P.
34.    Graham Packaging LP Acquisition LLC
35.    Graham Packaging PET Technologies Inc.
36.    Graham Packaging Plastic Products Inc.
37.    Graham Packaging PX Company
38.    Graham Packaging PX Holding Corporation
39.    Graham Packaging PX, LLC
40.    Graham Recycling Company, L.P.
41.    Pactiv Germany Holdings, Inc.
42.    Pactiv International Holdings Inc.
43.    Pactiv LLC
44.    Pactiv Management Company LLC
45.    PCA West Inc.
46.    Pactiv Packaging Inc.
47.    Renpac Holdings Inc.
48.    Reynolds Consumer Products Holdings LLC
49.    Reynolds Consumer Products LLC
50.    Reynolds Group Holdings Inc.
51.    Reynolds Group Issuer Inc.
52.    Reynolds Group Issuer LLC
53.    Reynolds Manufacturing Inc.
54.    Reynolds Presto Products Inc.
55.    Reynolds Services Inc.
56.    SIG Combibloc Inc.
57.    SIG Holding USA, LLC
58.    Southern Plastics Inc.
59.    Trans Western Polymers, Inc.

Part I
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
LUXEMBOURG
Share Pledge Agreement dated November 5, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent, such pledge being granted over the shares held by Reynolds Group Holdings Limited in the share capital of Beverage Packaging Holdings (Luxembourg) I S.A.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Reynolds Group Issuer (Luxembourg) S.A.

Pledge Over Receivables dated November 5, 2009 and entered into by Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Reynolds Group Issuer (Luxembourg) S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l. under a proceeds loan agreement.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) II S.A. as pledgor and the Collateral Agent, such pledge being granted over the claims the pledgor owns against Beverage Packaging Holdings (Luxembourg) I S.A. under certain proceeds loans made by Beverage Packaging Holdings (Luxembourg) II S.A. to Beverage Packaging Holdings (Luxembourg) I S.A.

Profit Participating Bonds Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the Bonds (as defined therein) issued by Beverage Packaging Holdings (Luxembourg) III S.à r.l. and held by Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Receivables dated December 2, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent in the presence of Beverage Packaging Holdings (Luxembourg) I S.A., such pledge being granted over certain receivables held by Reynolds Group Holdings Limited towards Beverage Packaging Holdings (Luxembourg) I S.A. under an intercompany loan agreement.

Pledge Over Receivables dated February 23, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent in the presence of SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA under certain intercompany loan agreements.

Share Pledge Agreement dated March 20, 2012 and entered into between Graham Packaging Company, L.P. as pledgor and the Collateral Agent, such pledge being granted over 65% of the shares held by Graham Packaging Company, L.P. in the share capital of Graham Packaging European Holdings (Luxembourg) S.à r.l.

Share Pledge Agreement dated March 20, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l.as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in the share capital of Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009, as amended on July 20, 2012, and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Receivables dated May 4, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent in the presence of SIG Combibloc Holding GmbH, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards SIG Combibloc Holding GmbH under certain intercompany loan agreements.

Pledge Over Receivables dated November 7, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards SIG Combibloc Holding GmbH.

Share Pledge Agreement dated as of 14 June 2013 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in the share capital of Beverage Packaging Holdings (Luxembourg) VI S.à r.l.
in its capacity as Collateral Agent.

Share Pledge Agreement dated as of 20 December 2012 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Beverage Packaging Holdings (Luxembourg) V S.A.
in its capacity as Collateral Agent.

Pledge Over CPECs Agreement, dated as of 7 November 2012 and entered into between Beverage Packaging Holdings (Luxembourg) IV S.à r.l. as pledgor and the Collateral Agent

Pledge Over Receivables dated November 7, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) IV S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) IV S.à r.l. towards Beverage Packaging Factoring (Luxembourg) S.à r.l.

Pledge Over Bank Accounts dated December 20, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) V S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein)

Pledge Over Bank Accounts dated June 14, 2013 and entered into between Beverage Packaging Holdings (Luxembourg) VI S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein)

“Secured Obligations”
NEW ZEALAND
General Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

Specific Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

Specific Security Deed dated 21 June 2013 between Beverage Packaging Holdings (Luxembourg) I S.A as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

“Secured Liabilities”
UNITED KINGDOM
Security Over Cash Agreement granted by Reynolds Consumer Products Inc. (formerly Reynolds Foil Inc.) dated December 19, 2011, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Over Cash Agreement granted by Reynolds Presto Products Inc. dated March 28, 2012, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Over Cash Agreement granted by Closure Systems International Inc. dated September 28, 2012, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Assignment of Contractual Rights entered into by and between The Bank of New York Mellon and Beverage Packaging Holdings (Luxembourg) III S.à r.l relating to loans made to SIG Euro Holding AG & Co KGaA and Closure Systems International B.V., dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favor of The Bank of New York Mellon as collateral agent dated February 1, 2011.

Security Over Cash Agreement granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. dated November 1, 2013, in favor of The Bank of New York Mellon.

“Secured Liabilities”
UNITED STATES
U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.

Patent Security Agreement dated as of September 1, 2010, among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Trademark Security Agreement dated as of September 1, 2010, among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Copyright Security Agreement dated as of November 16, 2010, among Pactiv Corporation and The Bank of New York Mellon.

Patent Security Agreement dated as of November 16, 2010, among Pactiv Corporation, Newspring Industrial Corp.
Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of November 16, 2010, among Pactiv Corporation, Newspring Industrial Corp.
Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

Patent Security Agreement dated as of May 2, 2011, among Dopaco, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of May 2, 2011, among Dopaco, Inc. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging Company, L.P. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging PET Technologies Inc. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging LC, L.P. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging Plastic Products Inc. and The Bank of New York Mellon

Trademark Security Agreement dated as of March 20, 2012, among Graham Packaging Company, L.P. and The Bank of New York Mellon

Trademark Security Agreement dated as of March 20, 2012, among Graham Packaging PET Technologies Inc. and The Bank of New York Mellon

Trademark Security Agreement dated as of March 20, 2012, among Graham Packaging LC, L.P. and The Bank of New York Mellon

Trademark Security Agreement dated as of April 9, 2013 among Spirit Foodservice, Inc. and the Bank of New York Mellon

Patent Security Agreement dated as of April 9, 2013 among Spirit Foodservice, Inc. and the Bank of New York Mellon
“Obligations”

Part II
List of the Reaffirmed Security Documents
Additional Collateral Agent: Wilmington Trust

None

Grantors Reaffirming Guarantees Only

None

Excluded Grantors

JURISDICTION	ENTITY
AUSTRIA	1. SIG Austria Holding GmbH 2. SIG Combibloc GmbH 3. SIG Combibloc GmbH & Co. KG
BRAZIL	4. Closure Systems International (Brazil) Sistemas de Vedação Ltda. 5. SIG Beverages Brasil Ltda 6. SIG Combibloc do Brasil Ltda
CANADA	7. Evergreen Packaging Canada Limited 8. Pactiv Canada Inc. 9. Reynolds Consumer Products Canada Inc.
GERMANY
10.    Closure Systems International Machinery (Germany) GmbH
11.    Omni-Pac Ekco GmbH Verpackungsmittel
12.    Omni-Pac GmbH Verpackungsmittel
13.    Pactiv Deutschland Holdinggesellschaft mbH
14.    Pactiv-Omni Germany Holdings GmbH
15.    SIG Combibloc GmbH
16.    SIG Combibloc Holding GmbH
17.    SIG Combibloc Systems GmbH
18.    SIG Combibloc Zerspanungstechnik GmbH
19.    SIG Euro Holding AG & Co. KGaA
20.    SIG Information Technology GmbH
21.    SIG International Services GmbH
22.    SIG Beteiligungs GmbH

MEXICO
23.    CSI en Ensenada, S. de R.L. de C.V.
24.    CSI en Saltillo, S. de R.L. de C.V.
25.    CSI Tecniservicio, S. de R.L. de C.V.
26.    Grupo CSI de Mexico, S. de R.L. de C.V.
27.    Reynolds Metals Company de Mexico, S. de R.L. de C.V.
28.    Pactiv Foodservice México, S. de R.L. de C.V.
29.    Grupo Corporativo Jaguar, S.A. de C.V.
30.    Servicios Industriales Jaguar, S.A. de C.V.
31.    Servicio Terrestre Jaguar, S.A. de C.V.
32.    Pactiv Mexico, S. de R.L. de C.V.

THE NETHERLANDS	33. Closure Systems International B.V. 34. Evergreen Packaging International B.V. 35. Reynolds Packaging International B.V.
NEW ZEALAND	36. Whakatane Mill Limited
SWITZERLAND	37. SIG allCap AG 38. SIG Combibloc Group AG 39. SIG Combibloc Procurement AG 40. SIG Combibloc (Schweiz) AG 41. SIG Schweizerische Industrie-Gesellschaft AG 42. SIG Technology AG
THAILAND	43. SIG Combibloc Ltd.